SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
1934
                            (AMENDMENT NO.  - )
                                          ----

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         STEWART ENTERPRISES, INC.
           ----------------------------------------------------
             (Name of Registrant as Specified In Its Charter)


           ----------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other
                            than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)  and 0-
     11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total Fee Paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          -------------------------

     2)   Form, Schedule or Registration Statement No.:

          -------------------------

     3)   Filing Party:

          -------------------------

     4)   Date Filed:

          -------------------------

                   [LETTERHEAD OF FRANK B. STEWART, JR.]







                               March 1, 2000



To our shareholders:

     You are cordially invited to the annual meeting of shareholders of Stewart Enterprises, Inc. to be held at 11:00 a.m. on April 12, 2000, in the Hotel Intercontinental, 444 St. Charles Avenue, New Orleans, Louisiana.

     The attached notice of meeting and proxy statement describe in detail the matters proposed by your board of directors to be considered and voted upon at the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. ACCORDINGLY, WE ASK THAT YOU READ THE ATTACHED NOTICE OF MEETING AND PROXY STATEMENT CAREFULLY AND THAT YOU COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTPAID ENVELOPE. This will ensure that your vote is counted. Furnishing the enclosed proxy will not prevent you from voting in person at the meeting if you wish to do so.

     Please return the enclosed proxy and save us the cost of having to contact you again in order to obtain your signed proxy.


                                   Sincerely,

                                   /S/ Frank B. Stewart, Jr.

                                   Frank B. Stewart, Jr.
                                   Chairman of the Board

                         STEWART ENTERPRISES, INC.
                      110 VETERANS MEMORIAL BOULEVARD
                        METAIRIE, LOUISIANA  70005
               ---------------------------------------------

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
               ---------------------------------------------


TO THE SHAREHOLDERS OF STEWART ENTERPRISES, INC.:

     You are cordially invited to the 2000 annual meeting of our shareholders which will be held in the Hotel Intercontinental, 444 St. Charles Avenue, New Orleans, Louisiana, on April 12, 2000, at 11:00 a.m. for the following purposes:

     * To elect two directors to serve a three-year term of office expiring at our 2003 annual meeting

     * To approve the adoption of the 2000 Incentive Compensation Plan for officers and key employees of our company

     *    To approve the adoption of the 2000 Directors' Stock Option
          Plan

     * To ratify the retention of PricewaterhouseCoopers LLP, certified public accountants, as independent auditors for the fiscal year ending October 31, 2000

     * To transact such other business as may properly come before the meeting or any adjournment thereof

     Only shareholders of record at the close of business on February 18, 2000, are entitled to notice of and to vote at our 2000 annual meeting.

     If you are unable to attend in person and wish to have your shares voted, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE AS PROMPTLY AS POSSIBLE. You may revoke your proxy by giving notice to our Secretary at any time before it is voted at the annual meeting.

                               BY ORDER OF THE BOARD OF DIRECTORS

                                       /S/ Loralice A. Trahan

                                       Loralice A. Trahan
                                            Secretary
Metairie, Louisiana
March 1, 2000

                         STEWART ENTERPRISES, INC.
                      110 VETERANS MEMORIAL BOULEVARD
                         METAIRIE, LOUISIANA 70005

                               MARCH 1, 2000



                              PROXY STATEMENT

     We are furnishing this proxy statement to our shareholders in connection with the solicitation of proxies on behalf of our board of directors for use at the 2000 annual meeting of our shareholders to be held on April 12, 2000, at 11:00 a.m. in the Hotel Intercontinental, 444 St. Charles Avenue, New Orleans, Louisiana.

     Only holders of record of our Class A and Class B common stock at the close of business on February 18, 2000, are entitled to notice of and to vote at our 2000 annual meeting. On that date, we had outstanding
(A) 102,823,717 shares of our Class A common stock, each of which is entitled to one vote, and (B) 3,555,020 shares of our Class B common stock, each of which is entitled to ten votes.

     You may revoke your proxy at any time before it is voted at the annual meeting by filing with our Secretary a written revocation or duly executed proxy bearing a later date. Your proxy will be deemed revoked if you attend the annual meeting and vote in person.

     We will begin mailing this proxy statement to our shareholders on or about March 1, 2000, and we will bear the cost of soliciting proxies in the enclosed form. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and facsimile. We will ask banks, brokerage houses and other institutions, nominees and fiduciaries to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and we will reimburse them upon request for their reasonable expenses in so acting.

             STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                       AND CERTAIN BENEFICIAL OWNERS


STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The table below sets forth certain information concerning the beneficial ownership, as of February 18, 2000, of our Class A and Class B common stock by (1) each director and director nominee, (2) each executive officer for whom compensation information is disclosed under the caption "Executive Compensation," and (3) all of our directors and executive officers as a group, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Unless otherwise indicated, all shares shown as beneficially owned are held with sole voting and investment power.

                                                                      ACQUIRABLE THROUGH
                                                                          CURRENTLY
                                                 NUMBER OF SHARES        EXERCISABLE       PERCENT
   BENEFICIAL OWNER                    CLASS    BENEFICIALLY OWNED(1)  STOCK OPTIONS(2)    OF CLASS(2)
   ----------------                   -------  ---------------------- ------------------  ----------

DIRECTORS AND DIRECTOR NOMINEES

Frank B. Stewart, Jr. ..............  Class A      6,931,844(3)                    0            6.7%
P.O. Box 19925                        Class B      3,555,020(4)                    0          100.0%
New Orleans, LA  70179

William E. Rowe ....................  Class A        200,200                 294,016            *
Kenneth C. Budde ...................  Class A         78,400                  89,000            *
Darwin C. Fenner ...................  Class A        490,248(5)               86,400            *
Dwight A. Holder ...................  Class A         80,000(6)               62,400            *
John P. Laborde ....................  Class A         52,928(7)               50,400            *
James W. McFarland .................  Class A         16,140                  73,348            *
Michael O. Read ....................  Class A         43,642(8)               68,400            *


NAMED EXECUTIVE OFFICERS(9)

Joseph P. Henican, III .............  Class A        594,232(10)                   0            *
Brian J. Marlowe ...................  Class A        139,612(11)             177,008            *
Charles L. Tilis ...................  Class A         10,000                  51,666            *

All directors and executive
  officers as a group (17 persons)..  Class A      7,980,229               1,475,000            9.1%(12)
                                      Class B      3,555,020                       0          100.0%(12)


--------------------

*   Less than 1%.

(1) Excludes shares subject to options currently exercisable or exercisable within 60 days, which shares are set forth separately in the next column.

(2) Consists of shares subject to options currently exercisable or exercisable within 60 days. These shares are deemed to be outstanding for purposes of computing the percentage of outstanding Class A common stock owned by a person individually and by all directors and executive officers as a group but are not deemed to be outstanding for the purpose of computing the individual ownership percentage of any other person.

(3) Includes 6,483,844 shares owned as community property with Mr. Stewart's wife and 448,000 shares owned by the Frank B. Stewart, Jr. Foundation (a non-profit corporation), with respect to which Mr. Stewart is a trustee and shares voting and investment power.

(4) Each share of Class B common stock has ten votes per share and, unless otherwise required by law, the holder of Class B common stock votes together with the holders of Class A common stock on all matters brought before the shareholders.

(5) Includes 900 shares owned by Mr. Fenner's wife and 448,000 shares held by the Frank B. Stewart, Jr. Foundation (a non-profit corporation), with respect to which Mr. Fenner is a trustee and shares voting and investment power.

(6) Includes 50,000 shares owned by Mr. Holder's wife.

(7) Includes 428 shares owned by Mr. Laborde's wife.

(8) Includes 10,500 shares held in a trust, with respect to which Mr. Read is a trustee and shares voting and investment power.

(9) Information regarding Messrs. Stewart and Rowe, the named executive officers other than Messrs. Henican, Marlowe and Tilis, appears immediately above under the caption "Directors and Director Nominees."

(10)Includes 10,000 shares owned by Mr. Henican's wife and 1,200 shares owned by his children. Mr. Henican was the Chief Executive Officer and a director of our company until November 15, 1999.

(11)Includes 1,800 shares held in Mr. Marlowe's wife's retirement fund.

(12)As of February 18, 2000, all directors and executive officers as a group beneficially owned shares of Class A and B common stock representing 32.2 percent of our total voting power.

                           --------------------

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of February 18, 2000, the persons named below were, to our knowledge, the only beneficial owners of more than 5 percent of our outstanding Class A common stock, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, other than Frank B. Stewart, Jr., whose beneficial ownership of our Class A common stock is described above.

                                                AMOUNT AND NATURE OF        PERCENT
    BENEFICIAL OWNER              CLASS         BENEFICIAL OWNERSHIP        OF CLASS
   ------------------            -------       ----------------------      ----------

Capital Research and Management  CLASS A              8,200,000(1)             8.0%
   333 South Hope Street
   Los Angeles, CA  90071



--------------------

(1) Based solely on information contained in a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on February 11, 2000, indicating that all shares shown as beneficially owned are held with sole investment power and no voting power.



                           ELECTION OF DIRECTORS


GENERAL

     Our Amended and Restated Articles of Incorporation (the "Articles") and By-laws divide the board of directors into three classes serving three-year staggered terms and, pursuant to our By-laws and a resolution of the board of directors, the number of directors has been set at seven. The term of office of our Class I directors expires at our 2000 annual meeting. The Class II and Class III directors are serving terms that expire at our 2001 and 2002 annual meetings, respectively. Dwight A. Holder, one of our Class I directors, has chosen not to stand for re-election, and Joseph P. Henican, III resigned as a Class I director on November 15, 1999. As a result of the vacancies created by Mr. Holder's and Mr. Henican's departures, our board would consist of only one Class I director but three directors in each of Class II and Class III. To re-balance the classes, Mr. Rowe resigned as a Class III director on January 31, 2000, and was immediately re-appointed by our board as a Class I director. Accordingly, William E. Rowe and Michael O. Read, our other Class I director, have been nominated by the board of directors for re-election at our 2000 annual meeting for a three-year term of office expiring at our 2003 annual meeting and until their successors are duly elected and qualified.

     Unless authority to vote for the election of directors is withheld, the proxy holders named on the enclosed proxy will vote all shares represented thereby in favor of the election of each of the two nominees listed below. We are informed that each nominee is willing to serve; however, in accordance with our By-laws, if any of them should decline or become unable to serve for any reason, votes represented by the enclosed proxy will be cast instead for a substitute nominee designated by the board of directors, or, if none is designated, the number of directors will be reduced automatically by the total number of nominees withdrawn from consideration. Under our By-laws, directors are elected by plurality vote.

     A shareholder of record who wishes to nominate one or more persons for election to the board of directors must comply with the procedures established by our Articles and By-laws. Pursuant to those procedures, the shareholder may nominate one or more persons for election at a meeting of shareholders only if the shareholder is entitled to vote at the meeting and provides timely notice in writing to our Secretary at our principal office, 110 Veterans Memorial Boulevard, Metairie, Louisiana 70005. To be timely, a shareholder's notice must be received at our principal office not less than 45 days nor more than 90 days prior to the meeting; however, if less than 55 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder must be received at our principal office no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The notice must include the following information with respect to each person the shareholder proposes to nominate: (1) the person's name, age, business address and residential address, (2) the person's principal occupation or employment, (3) the class and number of shares of our capital stock of which such person is the beneficial owner (as defined in Rule 13d-3 of the Securities Exchange Act of 1934), (4) the person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected, and (5) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of directors, or otherwise would be required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934. The notice also must include the following information with respect to the shareholder giving the notice:
(1) the name and address of the shareholder and (2) the class and number of shares of our capital stock of which the shareholder is the beneficial owner (as defined in Rule 13d-3 of the Securities Exchange Act of 1934).
If requested in writing by our Secretary at least 15 days in advance of the meeting, the shareholder must disclose to our Secretary, within ten days of the request, whether the person is the sole beneficial owner of the shares held of record by the shareholder, and, if not, the name and address of each other person known by the shareholder of record to claim or have a beneficial interest in the shares.

     The following table sets forth certain information regarding the directors and nominees for election as directors. Unless otherwise indicated, each director has been engaged in the principal occupation shown for more than the past five years.


                                                                         NOMINATED
   NAME, AGE, PRINCIPAL OCCUPATION,                       DIRECTOR       FOR  TERM
AND DIRECTORSHIPS IN OTHER PUBLIC COMPANIES                SINCE         EXPIRING
-------------------------------------------              ----------     ----------
NOMINEES FOR ELECTION AS CLASS I DIRECTORS:

William E. Rowe, 53 .............................            1994           2003
   President and
   Chief Executive Officer(1)

Michael O. Read, 56 .............................            1991           2003
   Business Development,
   Marsh USA, Inc.
   (insurance brokerage and consulting)(2)


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

CONTINUING CLASS II DIRECTORS:

Frank B. Stewart, Jr., 64 .......................            1970          2001
   Chairman of the Board(3)

Darwin C. Fenner, 67 ............................            1991          2001
   Investment Counsel, Chairman
   and Chief Executive Officer,
   Fenner, Plauche' & Williams Investment
   Management Company(4)

John P. Laborde, 76 .............................            1995          2001
   Chairman Emeritus and Director, Tidewater Inc.
   (marine transportation)(5)

CONTINUING CLASS III DIRECTORS:

James W. McFarland, 54 ..........................            1995          2002
   Dean, A.B. Freeman
   School of Business,
   Tulane University(6)

Kenneth C. Budde, 52 ............................            1998          2002
   Executive Vice President and
   Chief Financial Officer(7)


---------------------

(1) Mr. Rowe became our Chief Executive Officer on November 15, 1999. Mr. Rowe has served as our President since November 1, 1994. He became our Senior Executive Vice President and Chief Operating Officer in April 1994. Prior to that time, he served as Executive Vice President and President of our former Mid-Atlantic Division.

(2)  Prior to January 1994, Mr. Read was a partner of Montgomery, Barnett,
     Brown, Read, Hammond & Mintz, Attorneys at Law.   Mr. Read is the
     chairman of our audit committee and a member of our compensation committee.

(3) Mr. Stewart served as our interim Chief Executive Officer from November 1, 1994, upon the retirement of Lawrence M. Berner as our President and Chief Executive Officer, until February 1, 1995, when Mr. Henican became our Chief Executive Officer.

(4) Mr. Fenner is the chairman of our investment committee and is a member of our compensation committee.

(5) Mr. Laborde was Chairman, President and Chief Executive Officer of Tidewater Inc. from 1956 to 1994. He is also a director of Stolt Comex Seaway, S.A. and Stone Energy Corporation. Mr. Laborde is a member of our audit committee and investment committee.

(6) Dean McFarland is also a director of Petroleum Helicopters, Inc. and Sizeler Property Investors, Inc. Dean McFarland is the chairman of our compensation committee and a member of our audit committee.

(7) Mr. Budde has served as our Executive Vice President, Chief Financial Officer and a director since May 1, 1998. Prior to that time, he served as our Senior Vice President of Finance, Secretary and Treasurer. Mr. Budde is a member of our investment committee.

                           --------------------

     During the fiscal year ended October 31, 1999, our board of directors held 11 meetings. Each director attended 75 percent or more of the aggregate number of meetings of the board of directors and committees of which he was a member that were held during the period in which he served.

     Our board of directors has an audit committee on which Messrs. Read, Laborde and McFarland serve. Our board of directors also has a compensation committee on which Messrs. McFarland, Fenner and Read serve. Our board of directors does not have a nominating committee.

     The audit committee has general responsibility for meeting periodically with representatives of our independent public accountants to review the general scope of audit coverage, including consideration of our accounting practices and procedures and our system of internal accounting controls, and for reporting to the board of directors with respect thereto. The audit committee also recommends to the board of directors the appointment of our independent auditors. The audit committee met eight times during the fiscal year ended October 31, 1999.

     The compensation committee reviews, analyzes and recommends compensation programs to our board of directors. The compensation committee also is responsible for the administration of and the grant of awards under our stock compensation plans. If the 2000 Directors' Stock Option Plan and 2000 Incentive Compensation Plan are approved by our shareholders at the annual meeting, the compensation committee will also administer and grant awards under those plans. The compensation committee met five times during the fiscal year ended October 31, 1999.


COMPENSATION OF DIRECTORS

     Each member of the board of directors who is not a full-time employee (an "Outside Director") was paid during the last fiscal year (1) a quarterly retainer of $5,250, (2) $1,500 for each board meeting attended, and (3) $1,500 for each committee meeting attended.

     In 1996, we adopted the Amended and Restated Directors' Stock Option Plan (the "1996 Directors' Plan"), pursuant to which each Outside Director received, on January 2, 1996, options to purchase 72,000 shares of our Class A common stock. The options become exercisable in 25 percent annual increments beginning one year after grant. Upon joining our board of directors, Mr. Holder received options to purchase 72,000 shares of our Class A common stock, which become exercisable in 33-1/3 percent annual increments beginning on January 2, 1998. The options expire on January 2, 2001.

     We granted additional options under the 1996 Directors' Plan to each
Outside Director on January 31, 2000.   The Outside Directors were each
granted an option on that date to acquire 14,400 shares of our Class A common stock. The options are exercisable immediately and expire on January 31, 2005.

     Exercisability of the options granted under the 1996 Directors' Plan is automatically accelerated in the event of a change of control, as defined in the plan, and may be accelerated by the compensation committee at any time in its discretion. The options must be exercised within one year from the date of termination of board service, unless otherwise provided in the stock option agreement with the director. The options granted to Mr. Holder on January 31, 2000, may be exercised on or prior to January 31, 2005. The exercise price of the options is the fair market value of the Class A common stock on the date of grant. There are no additional options available to be granted under the 1996 Directors' Plan.

                          EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

     The following table sets forth information with respect to the compensation paid to our Chief Executive Officer and to each of our four most highly compensated other executive officers for services rendered during the fiscal years ended October 31, 1999, 1998 and 1997.


                        SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                 ANNUAL COMPENSATION                 AWARDS
                                       -----------------------------------------  -----------
        NAME AND                                                      OTHER       SECURITIES
        PRINCIPAL                                                     ANNUAL      UNDERLYING    ALL OTHER
        POSITION                        YEAR    SALARY    BONUS    COMPENSATION    OPTIONS     COMPENSATION
        --------                       ------  --------  -------  --------------  ----------  --------------
Frank B. Stewart, Jr. .............      1999  $450,000  $     0       $0                 0   $ 17,993(1)
  Chairman of the Board                  1998   519,229        0        0                 0     21,578
                                         1997   600,000        0        0                 0     16,106

Joseph P. Henican, III (2) ........      1999   500,000   35,467        0                 0     30,761(1)
   Formerly Vice Chairman                1998   500,000  360,734        0           500,000     23,988
   of the Board and                      1997   500,000  175,000        0                 0     15,766
   Chief Executive Officer

William E. Rowe (2) ...............      1999   500,000  100,000        0                 0     30,574(1)
   President and Chief                   1998   500,000  360,734        0           500,000     23,988
   Executive Officer                     1997   500,000  175,000        0                 0     21,875

Brian J. Marlowe (2) ..............      1999   300,000   70,000        0                 0     16,755(1)
   Chief Operating Officer and           1998   300,000  170,000        0           250,000     17,767
   Executive Vice President              1997   300,000  190,000        0                 0     11,495


Charles L. Tillis(3) ..............      1999   225,000  120,000        0            85,000     15,032(1)
   Executive Vice President and          1998   200,000  117,500        0           150,000          0
   President - Central Division          1997         0        0        0                 0          0


--------------------

(1)Consists of our contributions to the accounts of the named executive officers in our Employees' Retirement Trust (a Profit-Sharing Plan) and our Supplemental Retirement and Deferred Compensation Plan, respectively:
   Mr. Stewart, $5,657 and $11,810; Mr. Henican, $5,872 and $24,889; Mr.
   Rowe, $5,685 and $24,889; Mr. Marlowe, $5,603 and $11,152 and Mr. Tilis,
   $9,603 and $5,429. Additionally, amounts shown for Mr. Stewart include life insurance premiums we paid on his behalf in the amount of $526.

(2)Mr. Henican stepped down as Chief Executive Officer and resigned as a director of our company on November 15, 1999. Mr. Rowe became Chief Executive Officer on November 15, 1999. Mr. Rowe has served as our President since November 1, 1994, and was our Chief Operating Officer from April 1994 until November 15, 1999. Mr. Marlowe was named Chief Operating Officer on December 6, 1999. Prior to that time, Mr. Marlowe was Executive Vice President and President of our Eastern Division since August 1995.

(3)Mr. Tilis has served as Executive Vice President and President of our Central Division since November 1, 1999. From November 1, 1998, to
   October 31, 1999, he served as Senior Vice President and President of our Central Division. He joined our company on November 1, 1997, as Chief Operating Officer of the Western Region of our Central Division. Prior to that time, he was a partner with Coopers & Lybrand L.L.P., the predecessor firm of PricewaterhouseCoopers LLP, our independent accountants.

                           --------------------


STOCK OPTIONS

  The following two tables present information with respect to the executive officers named in the Summary Compensation Table concerning grants and exercises of stock options during the last fiscal year, and unexercised options as of October 31, 1999. For information about grants made after October 31, 1999, see "Proposal to Approve the 2000 Incentive Compensation Plan -Terms of the 2000 Incentive Compensation Plan -Shares Issuable through the Plan."

                     OPTION GRANTS IN LAST FISCAL YEAR

                                                                           POTENTIAL REALIZABLE VALUE AT ASSUMED
                     NUMBER  OF     % OF TOTAL                                  ANNUAL RATES OF STOCK PRICE
                     SECURITIES      OPTIONS                                   APPRECIATION FOR OPTION TERM(4)
                     UNDERLYING     GRANTED TO                            ---------------------------------------
                      OPTIONS      EMPLOYEES IN   EXERCISE    EXPIRATION
 NAME                GRANTED(1)    FISCAL  YEAR     PRICE        DATE        5%       10%        15%        20%
------              -----------   --------------  --------    ----------  --------  --------  --------  ---------
Charles L. Tillis    28,330(2)        31.48%       $23.06       7/31/04   $180,492  $398,840  $660,709  $ 972,304
                     56,570(3)        62.97%        23.06       7/31/04          0         0         0  1,944,952


--------------------

(1)All options become immediately exercisable upon a change of control of our company, and the compensation committee may accelerate the exercisability of the options at any time in its discretion.

(2)These options become exercisable in 20 percent annual increments, beginning on July 17, 1999.

(3)These options become exercisable if the average of the closing sale prices of a share of Class A common stock for 20 consecutive trading days equals or exceeds $67.81 by July 17, 2003. That price target is identical to the target set for similar options awarded to the other executive officers in fiscal year 1998 and represents 20 percent annual compounded growth in the price of a share of Class A common stock over five years from the $27.25 exercise price applicable to the prior awards.

(4)The appreciation is calculated over the term of the options rounded to the nearest one-half year, beginning with the fair market value on the date of grant of the options, which was $23.06. As of February 14, 2000, the price of a share of our Class A common stock was $4.47. Accordingly, none of the options listed in this table are in-the-money.

              AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION VALUES

                                                         NUMBER OF
                                                   SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                                        UNEXERCISED                   IN-THE-MONEY
                                                      STOCK OPTIONS AT                 OPTIONS AT
                             SHARES                  OCTOBER 31, 1999(1)            OCTOBER 31,1999(2)
                            ACQUIRED     VALUE   ---------------------------   --------------------------
                          ON EXERCISE  REALIZED  EXERCISABLE   UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
                          -----------  --------  -----------   -------------   -----------  -------------
Joseph P. Henican, III(3)        0       $ 0        294,016       531,004          $0          $0
William E. Rowe                  0         0        294,016       531,004           0           0
Brian J. Marlowe                 0         0        177,008       273,002           0           0
Charles L. Tillis                0         0         51,666       183,334           0           0


-----------------

(1)These options consist of 40 percent performance-based and 60 percent time-vest options. The performance-based options were granted in 1998 to Messrs. Henican, Rowe and Marlowe and in 1998 and 1999 to Mr. Tilis and will become exercisable only if the average of the closing sale prices of a share of Class A common stock for 20 consecutive trading days prior to July 17, 2003 equals or exceeds $67.81, which represents a five-year, 20 percent compounded annual growth rate in the price of a share of Class A common stock from the $27.25 exercise price applicable to the initial awards. Sixty-one percent of the time-vest options were granted in 1995, 37 percent were granted in 1998, and 2 percent were granted in 1999. All time-vest options become exercisable at the rate of 20 percent per year over five years from the time of grant. All options become immediately exercisable upon a change of control of our company, and the compensation committee may accelerate the exercisability of the options at any time in its discretion.

(2)No unexercised stock options outstanding at October 31, 1999, were in-the-money.

(3)Mr. Henican's options were forfeited on December 15, 1999.


EMPLOYMENT AGREEMENTS

     We have entered into employment agreements with Messrs. Henican, Rowe, Marlowe and Tilis (sometimes referred to as the "Named Executive Officers"). The agreement with Mr. Henican was terminated in connection with his resignation in late 1999 and was replaced with a termination agreement, the principal terms of which are described below. The agreements provide for employment of the Named Executive Officer through October 31, 2000, subject to earlier termination under limited, specified circumstances, at a fixed annual salary. The agreements also provide for an annual bonus. We are in the process of amending the employment agreements with Messrs. Rowe, Marlowe and Tilis.

     The employment agreement with Mr. Rowe provides for a salary of $450,000 for fiscal year 1996 and $500,000 per fiscal year thereafter. The employment agreement also provides for Mr. Rowe to be eligible to receive a maximum bonus of $500,000 per year. Seventy-five percent of Mr. Rowe's bonus is based on our company's growth in earnings per share from the previous fiscal year to the current fiscal year, and 25 percent is based on subjective criteria established by the chairman of the compensation committee. The amendment to Mr. Rowe's agreement will not change the terms of his salary and bonus, except that 75 percent of his bonus will be based on our company's earnings per share.

     The employment agreement with Mr. Marlowe provides for a salary of $300,000 per fiscal year. The employment agreement also provides for Mr. Marlowe to be eligible to receive a maximum bonus of $270,000 per year, with 25 percent of the bonus based on our company's growth in earnings per share from the previous fiscal year to the current fiscal year, 50 percent based on business unit earnings and 25 percent based on subjective criteria established by the person to whom he reports. The amendment to Mr. Marlowe's agreement will reflect that his salary was increased to $355,000 per year, effective December 6, 1999, and that his salary may be increased further by the compensation committee to $400,000. The amendment to Mr. Marlowe's agreement will also provide that he will be eligible to receive a maximum bonus of $375,000, with 75 percent of his bonus based on our company's earnings per share, and 25 percent based on subjective criteria established by the Chief Executive Officer.

     Mr. Tilis's employment agreement provides for a salary of $225,000 per year. The employment agreement also provides for Mr. Tilis to be eligible to receive a maximum bonus of $270,000 per year, with 25 percent of the bonus based on our company's growth in earnings per share from the previous fiscal year to the current fiscal year, 50 percent based on business unit earnings and 25 percent based on subjective criteria established by the person to whom he reports. In addition, Mr. Tilis's employment agreement guarantees that he will receive a minimum bonus of $100,000. Mr. Tilis's employment agreement will be amended to increase his salary to $300,000 per year and his maximum bonus to $300,000 per year beginning on November 1, 1999. In addition, the amendment will provide that 25 percent of Mr. Tilis's bonus will be based on our company's earnings per share, and the remainder of his bonus will be based on the criteria in his previous agreement. The amendment to the employment agreement will not guarantee a minimum bonus.

     The employment agreements also provide that if we terminate the Named Executive Officer's employment without "cause" (as defined in the agreement) or the Named Executive Officer terminates employment for "good reason" (as defined in the agreement), we must pay the executive two times his annual salary over a two-year period. In addition, the executive will be entitled to exercise performance-based options if the performance goals are met within 180 days after the termination of employment. If the executive terminates his employment for reasons other than "good reason," we must pay the executive one year's salary over a two-year period. Each executive has agreed that he will not compete with us for a period of two years after the termination of his employment.

     Effective November 15, 1999, we entered into a termination agreement with Mr. Henican. The agreement provides that he will receive a severance benefit equal to two times his annual salary at November 15, 1999, payable over a two-year period, and continue to receive until November 15, 2001, the insurance benefits that were provided to him and his dependents prior to his resignation.

CHANGE OF CONTROL AGREEMENTS

     We have entered into change of control agreements with the Named Executive Officers, although Mr. Henican's agreement was terminated at the time of his resignation. The change of control agreements supersede the employment agreements after a change of control. The agreements provide that if a change of control occurs before October 31, 2000, the executive's employment term will continue through the later of the second anniversary of the change of control or October 31, 2000, subject to earlier termination pursuant to the agreement. After a change of control and during the employment term, the executive is entitled to substantially the same position in substantially the same location as prior to the change of control. In addition, the executive is entitled to the salary, maximum bonus and benefits provided in his employment agreement or, if more favorable, those provided to peer employees of the acquiror.

     If after a change of control, but during the employment term, we terminate the executive's employment without "cause" (as defined in the agreement) or the executive terminates employment for "good reason"
(as defined in the agreement), we must pay the executive in cash within 30 days of termination an amount equal to three times the sum of his salary and maximum bonus. "Good reason" includes the failure of the acquiror to provide the executive with substantially the same position after the change of control, and the executive's position is not considered to be substantially the same after a change of control unless he holds an equivalent position with the ultimate parent company of the entity resulting from the transaction. In addition, a termination by the executive for any reason during the 30-day period immediately following the first anniversary of the change of control is deemed a termination for "good reason." If during the employment term the executive terminates employment for reasons other than "good reason," he is entitled to receive a single year's salary over a two-year period. The non-competition provisions of the executive's employment agreement continue to apply after a change of control.

     If after a change of control the executive is subjected to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (whether by virtue of the benefits of the change of control agreement or otherwise, including by virtue of the acceleration of the exercisability of stock options), we must pay the executive (whether or not his employment has terminated) such amounts as are necessary to place him in the same position after payment of federal income and excise taxes as he would have been if such provisions had not been applicable to him. We have agreed, to the extent permitted by applicable law, to take all reasonable steps to ensure that the executive is not, by reason of a change of control, deprived of the economic value (including any value attributable to the change of control) of (1) any options to acquire our common stock or (2) any of our common stock beneficially owned by the executive. We have agreed to pay as incurred, to the full extent permitted by law, all legal fees and expenses the executive may reasonably incur as a result of any contest of the validity or enforceability of, or liability under, any provision of the change of control agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the last fiscal year, Darwin C. Fenner, James W. McFarland and Michael O. Read served on the compensation committee. No member served as an officer or employee of our company or any of our subsidiaries prior to or while serving on the compensation committee. None of our executive officers served during the last fiscal year on the board of directors or on the compensation committee of another entity, one of whose executive officers served on our board of directors or on our compensation committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   GENERAL

     The compensation committee approves all of the policies under which compensation is paid or awarded to our executive officers. All such decisions are then recommended to the full board of directors for final approval, except for decisions to make awards to executive officers under our stock compensation plans, which are made solely by the compensation committee for tax law purposes.

     Our executive compensation policies are designed to:

     * Provide competitive levels of compensation that integrate pay with our annual and long-term performance goals

     *    Reward achievements in corporate performance

     *    Recognize individual initiative and performance

     *    Assist us in attracting and retaining qualified executives

     * Align the interests of executives with the long-term interests of shareholders through award opportunities that can result in ownership of Class A common stock

     Our executive compensation program is comprised of salaries, annual cash incentive bonuses and long-term incentives in the form of stock options.

   SALARY

     The salary levels of our Named Executive Officers, other than Mr. Stewart, are set out in employment agreements with the officers and were determined following consultation with independent consultants and outside advisors after considering the executive compensation policies described above. Mr. Stewart's salary is paid in consideration of his longstanding and continuing contributions and value to us. For fiscal year 1999 his salary was $450,000.

   INCENTIVE BONUS

     During 1998, the compensation committee retained an independent consulting firm to review our executive compensation. After considering the consulting firm's reports and recommendations, the compensation committee determined that our executive compensation should be at or above the 75th percentile for companies in a peer group consisting of public companies similar in size to us and other public death care companies. Consistent with this objective, the consulting firm's recommendations and the executive compensation policies described above, Mr. Henican's previous agreement and the existing employment agreements with Messrs. Rowe, Marlowe and Tilis provide for maximum incentive bonuses of $500,000, $500,000, $270,000 and $270,000, respectively. The annual incentive bonuses paid to Messrs. Rowe, Marlowe and Tilis for 1999 were based upon the compensation committee's subjective evaluation of their performance. Mr. Henican received a bonus of $35,467, calculated according to the formula provided in his employment agreement, which is related to our annual growth in earnings per share.

   STOCK OPTIONS

     The compensation committee's practice with respect to stock options has been to grant options that vest based on the passage of time together with options that vest based upon the attainment of our performance goals. Our company granted options to one executive officer in fiscal 1999, which, consistent with past practice, consisted of two-thirds performance-based and one-third time-vest options. The performance-based options will vest only if the average of the closing sale prices of the Class A common stock over 20 consecutive trading days equals or exceeds $67.81 by July 17, 2003, and the time-vest options will vest at the rate of 20 percent per year over five years. The number of options granted to the executive officer who received options was based upon the officer's salary level and level of responsibility.

   SECTION 162(M) OF THE INTERNAL REVENUE CODE

     Section 162(m) of the Internal Revenue Code of 1986, as amended, prohibits us from deducting more than $1 million in compensation paid to certain executive officers in a single year. An exception to the $1 million limit is provided for "performance-based compensation" that meets certain requirements, including approval by the shareholders. Options granted under our incentive compensation plans qualify as "performance-based compensation" and will be excluded in calculating the $1 million limit under Section 162(m). We currently intend to keep "non-performance-based compensation" within the $1 million limit in order that all executive compensation will be fully deductible.

     SUBMITTED BY THE COMPENSATION COMMITTEE.


        Darwin C. Fenner      James W. McFarland       Michael O. Read

                          TOTAL RETURN COMPARISON

     The graph and corresponding table below provide a comparison of the cumulative total shareholder return on our Class A common stock, the S&P 500 Index and an industry index made up of the Loewen Group Inc. ("Loewen") and Service Corporation International ("SCI") for our last five fiscal years. We believe that we, Loewen and SCI are the only major death care providers that have been publicly traded in the United States throughout the entire period covered by the graph. The information in the graph is based on the assumption of a $100 investment on October 31, 1994, at the closing price on that date and includes the reinvestment of dividends. The returns of each issuer in the industry index are weighted according to its stock market capitalization at the beginning of each period for which a return is indicated.














                            [INSERT GRAPH HERE]




















                                        CUMULATIVE TOTAL SHAREHOLDER RETURN
                                  ---------------------------------------------
Index                                            OCTOBER 31,
                                  ---------------------------------------------
                                   1994    1995    1996    1997    1998    1999
                                   ----    ----    ----    ----    ----    ----
Stewart Enterprises               100.0   140.2   213.9   259.7   289.3    60.1
S & P 500 Index                   100.0   123.1   149.3   193.6   232.6   288.5
Industry Index                    100.0   155.7   201.2   194.6   204.7    53.7

                           CERTAIN TRANSACTIONS

GENERAL

     We lease our corporate offices from a general partnership in which Mr. Stewart owns a 99.3 percent partnership interest. We paid an aggregate of $534,410 in rental payments to the partnership during the fiscal year ended October 31, 1999.

     During the fiscal year ended October 31, 1992, Mr. Stewart and two trusts established by Mr. and Mrs. Stewart entered into an agreement with us whereby we, with the approval of all of the disinterested members of our board of directors, agreed to advance the premiums on a split dollar "second-to-die" life insurance policy purchased by the trusts and insuring the lives of Mr. and Mrs. Stewart. The premiums are payable over a 12-year period and the trusts are required to reimburse us currently for that portion of the premiums we paid that, if not reimbursed, would be treated as compensation to Mr. Stewart for federal income tax purposes. Interest accrues on the premium advances at 8 percent per annum from the date each premium payment is made by us. The advances are collateralized by an assignment of other insurance policies owned by the trusts and shares of our Class A common stock that are held by the trusts. The trusts have agreed that, upon the death of Mr. or Mrs. Stewart, the proceeds of such other insurance policies will be used to reduce the outstanding balance due to us. We are entitled to reimbursement of the unpaid balance of all amounts advanced, together with accrued interest, upon the first to occur of (1) the surrender of the policy, (2) the deaths of Mr. and Mrs. Stewart, or (3) the expiration of 60 days following the payment in full of all premiums on the policy. The outstanding amount advanced to the trusts by us, including accrued interest, was approximately $1,205,474 at October 31, 1999, including $110,000 advanced to the trusts during the fiscal year ended October 31, 1999.

     In January 1998, we discontinued an insurance policy on the life of Mr. Stewart unrelated to the policy described in the preceding paragraph. In order to purchase a replacement policy, The Stewart Family Special Trust borrowed $685,000 from us pursuant to a promissory note due 180 days after the death of Mr. Stewart. Interest on the note accrues annually at a rate equal to our cost of borrowing under our $600 million revolving credit facility, and is payable when the principal becomes due. The amount of the loan is equal to the cash value received by us upon the discontinuance of the prior insurance policy. The loan proceeds were used by the trust to purchase a single premium policy on the life of Mr. Stewart. Certain of the beneficiaries of The Stewart Family Special Trust are members of Mr. Stewart's family. The loan was approved by all of the disinterested members of the board of directors. The outstanding balance of the loan at October 31, 1999, including accrued interest, was approximately $765,769.

     In fiscal year 1997, in connection with our acquisition of certain cemeteries from Mr. Holder, Mr. Holder's daughter entered into a non-competition agreement with one of our subsidiaries providing that she will be paid $342,500 in 40 equal quarterly installments. During fiscal year 1999, she was paid $34,250 under such agreement.

     Dillard Memorial, Inc., a subsidiary acquired by us in 1997 from Mr. Holder, leases one of its funeral homes from Mr. Holder pursuant to a twenty-year lease commencing in May 1997 and providing for annual rental payments equal to the greater of (1) $144,000 or (2) 7 percent of the previous fiscal year's gross sales for that funeral home. During the fiscal year ended October 31, 1999, we made rental payments under the lease of $144,000 to Mr. Holder.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10 percent beneficial owners to file with the SEC reports of ownership and changes in ownership of our equity securities. During the last fiscal year Frank B. Stewart, Jr. and John P. Laborde were inadvertently late in filing statements of changes in beneficial ownership.

         PROPOSAL TO APPROVE THE 2000 INCENTIVE COMPENSATION PLAN

GENERAL

     We believe that the growth of our company depends significantly upon the efforts of its officers and key employees and that these individuals are best motivated to put forth maximum effort on behalf of our company if they own an equity interest in our company. In accordance with this philosophy, our board of directors adopted the 2000 Incentive Compensation Plan and has directed that it be submitted for approval by our shareholders at the 2000 annual meeting. The primary features of the 2000 Incentive Compensation Plan are summarized below. A copy of the 2000 Incentive Compensation Plan is attached as Exhibit A and should be referred to for a complete statement of its terms.

     Officers and other key employees of our company will be eligible to receive awards under the plan when designated by the compensation committee (or subcommittee) of the board of directors. Approximately 166 officers and key employees of our company and our subsidiaries are expected to participate in the plan. Incentives under the plan may be granted in any one or a combination of the following forms:

     *    incentive and non-qualified stock options;

     *    restricted stock; and

     *    other stock-based awards.


PURPOSES OF THE PROPOSAL

     We are committed to creating and maintaining a compensation system based to a significant extent on grants of equity-based incentive awards. We believe that providing key personnel with a proprietary interest in the growth and performance of our company is crucial to stimulating individual performance while at the same time enhancing shareholder value. As only 22,866 shares remain available for grant under our 1995 Incentive Compensation Plan, we believe that it is important that a new plan be established to allow us to accomplish our goals.

TERMS OF THE 2000 INCENTIVE COMPENSATION PLAN

SHARES ISSUABLE THROUGH THE PLAN

     The total number of shares of our Class A common stock with respect to which incentives may be granted under the 2000 Incentive Compensation Plan is limited to 3,000,000 shares, representing approximately 2.8 percent of our outstanding common stock and approximately 2.5 percent of the total of our outstanding common stock plus plan shares (which includes all shares issuable under outstanding option grants and all shares available for grant). The limit under our proposed 2000 Directors' Stock Option Plan is 350,000 shares, or 0.33 percent of our outstanding common stock and 0.29 percent of our outstanding common stock plus plan shares.

     We currently have options outstanding under the 1995 Incentive Compensation Plan and the 1996 Directors' Plan with respect to 9,020,640 shares, which is 8.5 percent of our outstanding common stock and 7.6 percent of our outstanding common stock plus plan shares. Included in that number are the following options to purchase a total of 4,018,168 shares of Class A common stock granted since the end of our last fiscal year under the 1995 plan: (1) options to purchase 500,000 shares granted to Mr. Rowe,
(2) options to purchase 500,000 shares granted to Mr. Marlowe, (3) options to purchase 288,000 shares granted to Mr. Tilis, (4) options to purchase 2,764,000 shares granted to all executive officers as a group (including the executive officers named above), and (5) options to purchase 1,254,168 shares granted to other employees. All of the options granted since the end of our last fiscal year under the 1995 plan vest at the rate of 25 percent per year over four years, have exercise prices ranging from $5.50 to $6.00, and must be exercised by January 21, 2005.

     We also have approved the grant of additional options under the 2000 Incentive Compensation Plan and the 2000 Directors' Stock Option Plan, and these grants will take effect if the proposed plans are approved by our shareholders at the meeting. These grants, which relate to an additional 2,073,732 shares, or 1.9 percent of our outstanding common stock and 1.7 percent of our outstanding common stock plus plan shares, are described in more detail under "-Awards to be Granted" and "Proposal to Approve the 2000 Directors' Stock Option Plan -Awards to be Granted."

     If the proposed plans are approved by our shareholders, we would have outstanding options to acquire 11,094,372 shares, or 10.4 percent of our outstanding common stock and 9.3 percent of our outstanding common stock plus plan shares. We would also have available for future grants 22,866 shares under the 1995 Incentive Compensation Plan, 1,126,268 shares under the 2000 Incentive Compensation Plan and 150,000 shares under the 2000 Directors' Stock Option Plan. Accordingly, the maximum number of shares that could be issuable upon exercise of options granted under all plans would represent 11.7 percent of our outstanding common stock and 10.4 percent of our outstanding common stock plus plan shares.

     It has been our general policy that stock options outstanding at any one time should relate to no more than 10 percent of our common stock. Going forward we expect to apply this 10 percent limitation to our outstanding common stock plus plan shares.

     We do not believe that adherence to the 10 percent limitation will limit our ability to use options to attract, motivate and retain management personnel, as we expect that a large percentage of our currently outstanding options will expire prior to exercise and prior to our need to grant a substantial number of additional options. Given the recent decline in our stock price and our publicly announced expectation of reduced growth rates, a large number of the currently outstanding options have exercise prices that we do not expect will be reached during the terms of those options. Of the options currently outstanding, 31 percent have exercise prices in excess of $25.80 per share, and 23 percent have exercise prices ranging from $10.50 to $21.50 per share that must be exercised on or before October 31, 2001. Also, options to purchase a total of 367,010 shares will be forfeited in March 2000. We do not intend to make additional grants under the proposed plans in the short term, except that options may be granted to newly hired or promoted officers and managers and to new directors. We expect the options that will expire and terminate in the relatively near future to provide us with additional shares for future grants and that these additional shares will make it possible for us to achieve our incentive compensation goals with the shares available to us under the 1995 and 2000 plans.

LIMITATIONS AND ADJUSTMENTS TO SHARES ISSUABLE THROUGH THE PLAN

      Incentives relating to no more than 1,500,000 shares may be granted to a single participant in one calendar year. No more than 100,000 shares of common stock may be issued as restricted stock or other stock-based awards. If permitted by the compensation committee, any incentive may be settled in cash rather than common stock.

     For purposes of determining the maximum number of shares of common stock available for delivery under the plan, shares of common stock that are not delivered because the incentive is forfeited or cancelled and shares of common stock that are not delivered to a participant because the incentive is settled in cash or used to satisfy the applicable tax withholding obligation will not be deemed to have been delivered under the plan. Also, if the exercise price of any stock option granted under the plan is satisfied by tendering shares of common stock to our company, only the number of shares issued net of the shares of common stock tendered will be deemed delivered for purposes of determining the maximum number of shares of common stock available for delivery under the plan. However, no more than 3,000,000 shares may be delivered upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, without crediting against the 3,000,000 share limit, shares withheld to cover taxes or shares delivered in payment of the exercise price. In addition, if the delivery of any shares earned under an incentive is deferred for any reason, any additional shares attributable to dividends during the deferral period will be disregarded for purposes of counting the maximum number of shares of common stock that may be issued.

     Proportionate adjustments will be made to all of the share limitations provided in the plan, including shares subject to outstanding incentives, in the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Class A common stock, and the terms of any incentive will be adjusted to the extent appropriate to provide participants with the same relative rights before and after the occurrence of such an event.

     On February 14, 2000, the closing sale price of a share of Class A common stock, as reported on the Nasdaq National Market, was $4.47.

ADMINISTRATION OF THE PLAN

     The compensation committee of our board of directors administers the plan and has authority to:

     *       award incentives under the plan;

     *       interpret the plan;

     * establish any rules or regulations relating to the plan that it determines to be appropriate;

     *       delegate its authority as appropriate; and

     * make any other determinations that it believes necessary or advisable for the proper administration of the plan.

The compensation committee may delegate its authority under the plan for grants to non-executive officers.

AMENDMENTS TO THE PLAN

     The board of directors may amend or discontinue the plan at any time. However, shareholder approval of an amendment will be necessary if the amendment would:

     * materially increase the benefits accruing to participants under the plan;

     * materially increase the number of shares of common stock that may be issued under the plan;

     * materially expand the classes of persons eligible to participate in the plan; or

     *       amend the plan to permit repricing of options.

No amendment or discontinuance of the plan may change or impair any previously granted incentive without the consent of the recipient.

TYPES OF INCENTIVES

     The compensation committee may grant non-qualified or incentive stock options, restricted stock, and other stock-based awards, each of which is described further below.

     STOCK OPTIONS. The compensation committee may grant non-qualified options or incentive options to purchase shares of Class A common stock. The compensation committee will determine the number of shares covered by and the exercise price of each option. The option exercise price may not be less than the fair market value of our Class A common stock on the date of grant, except in the case of an option granted in substitution for an award of another company in an acquisition transaction. The term of the options, and the time or times that the options become exercisable, will also be determined by the compensation committee; however, the term of an incentive stock option may not exceed 10 years. The compensation committee may also approve the purchase by our company of an unexercised stock option from the optionee by mutual agreement for the difference between the exercise price and the fair market value of the shares covered by the option.

     The option exercise price may be paid in cash, by check, in shares of our Class A common stock that (unless otherwise permitted by the compensation committee) have been held for at least six months or, if permitted by the compensation committee, through a broker-assisted "cashless" exercise arrangement.

     Except for adjustments permitted in the plan to protect against dilution, the exercise price of an outstanding option may not be decreased after grant, nor may an option be surrendered to our company as consideration for the grant of a new option with a lower price.

     Incentive stock options will be subject to certain additional requirements necessary in order to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code.

     RESTRICTED STOCK. Shares of Class A common stock may be granted by the compensation committee to an eligible employee and made subject to restrictions regarding their sale, pledge or other transfer by the employee for a specified period. All shares of restricted stock will be subject to such restrictions as the compensation committee may designate in an agreement with the employee. The agreement may specify that the shares are required to be forfeited or resold to our company in the event of termination of employment or in the event specified performance goals or targets are not met. A restricted period of at least three years is generally required, except that if the vesting of the shares of restricted stock is subject to the attainment of performance goals, the restricted period may be as short as one year. Unless otherwise provided in the restricted stock agreement, the compensation committee may at any time declare the restricted period terminated and permit the sale or transfer of restricted stock. Subject to the restrictions provided in the restricted stock agreement and the plan, a participant receiving restricted stock will have all of the rights of a shareholder.

     Restricted stock intended to qualify as performance-based compensation must meet additional requirements imposed by Section 162(m) of the Internal Revenue Code. The grant of performance-based restricted stock will be based upon the achievement of pre-established performance goals. These performance goals must be any or a combination of the following performance measures for our company, a division of our company or a subsidiary of our company:

     *     earnings per share;               *     return on equity;

     *     return on assets;                 *     return on investment;

     *     an economic value added measure;  *     cash provided by operating
                                                   activities; or
     *     shareholder return;
                                             *     increase in cash flow.
     *     earnings;


For any performance period, the performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the compensation committee, relative to internal goals or relative to levels attained in prior years.

     OTHER STOCK-BASED AWARDS. The compensation committee is authorized to grant other stock-based awards, the value of which would be based in whole or in part on the value of shares of our Class A common stock. Other stock-based awards may be awards of shares of our Class A common stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock. The compensation committee determines the terms and conditions of any such stock-based awards and may provide that these awards are payable in whole or in part in cash. Other stock-based awards intended to qualify as performance-based compensation must be paid based upon the achievement of pre-established performance goals of the types described under "Restricted Stock" above.

TERMINATION OF EMPLOYMENT

     If a participant ceases to be an employee of our company for any reason, including death, any incentive may be exercised, shall vest or shall expire at such time or times as may be determined by the compensation committee in the incentive agreement with the participant.

CHANGE OF CONTROL

     In the event of a change of control of our company (as defined in the plan), all outstanding incentives granted under the plan automatically will become fully exercisable, all restrictions or limitations on any incentives will lapse and all performance criteria and other conditions relating to the payment of incentives will be deemed to be achieved or waived.

     Within 30 days after a change of control or the approval by our board of directors of a transaction resulting in a change of control, the members of the compensation committee who were members immediately prior to the change of control (even if any of these individuals have been removed as members of the compensation committee or as directors) may act to:

     * require that all outstanding options be exercised on or before a specified date;

     * make adjustments to outstanding incentives to reflect the change of control;

     * provide for mandatory conversion of some or all of the outstanding options held by participants as of a date specified by the compensation committee, upon which each participant will receive a "change of control" payment. A "change of control" payment is one of the following, whichever is applicable:

          * a cash amount per share equal to the price per share to be paid to our shareholders in any merger, consolidation or other reorganization, less the exercise price of the option;

          * the price per share offered to our shareholders in any tender offer or exchange offer, less the exercise price of the option;

          * in all other events, the fair market value per share of common stock for which the options being converted are exercisable, as determined by the compensation committee as of the date determined by the compensation committee to be the date of conversion of the options, less the exercise price of the option; or

          * the issuance of replacement options to acquire the shares of stock or other property that the shareholders of our company received in the transaction.

TRANSFERABILITY OF INCENTIVES

     The incentives awarded under the plan may not be transferred except:

          *    by will;

          *    by the laws of descent and distribution;

          * in the case of stock options only, pursuant to a domestic relations order, if permitted by the compensation committee and if so provided in the stock option agreement; or

          * in the case of stock options only, to immediate family members or to a partnership, limited liability company or trust for which the sole owners, members or beneficiaries are immediate family members, if permitted by the compensation committee and if so provided in the stock option agreement.

PAYMENT OF WITHHOLDING TAXES

     We may withhold from any payments or stock issuances under the plan, or collect as a condition of payment, any taxes required by law to be withheld.

     Any participant may, but is not required to, satisfy his or her withholding tax obligation by electing to have us withhold, from the shares the participant would otherwise receive, shares of Class A common stock having a value equal to the amount required to be withheld. This election must be made prior to the date on which the amount of tax to be withheld is determined and is subject to the compensation committee's right of disapproval.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS

     Under existing federal income tax provisions, a participant who receives stock options under the plan will not recognize any income, nor will our company be entitled to any tax deduction, in the year the option is granted.

     When a non-qualified stock option is exercised, the employee will recognize ordinary income in an amount equal to the excess of (1) the aggregate fair market value of the shares on the exercise date over (2) the exercise price paid for the shares, and, subject to Section 162(m) of the Internal Revenue Code, our company will be entitled to a deduction in an amount equal to the amount includable in the income of the employee in the taxable year in which the employee is required to recognize the income.

     An employee generally will not recognize any income upon the exercise of an incentive stock option. However, the excess of the fair market value of the shares at the time of exercise over the option price will be an item of adjustment that may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by
Section 55 of the Internal Revenue Code. The alternative minimum tax is imposed to the extent it exceeds the individual's regular federal income tax, and it is intended to ensure that individual taxpayers who have economic income do not avoid income tax by taking advantage of exclusions, deductions and credits. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired upon exercise of an incentive stock option, provided the employee does not dispose of this stock within either two years from the date of grant or one year from the date of exercise (the "required holding periods"). An employee disposing of these shares before the expiration of the required holding period will recognize ordinary income, generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. The remaining gain, if any, will be capital gain. Our company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the stock before the expiration of the required holding period.

     If the exercise price of a non-qualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carries over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable holding period has been met on the date of exercise, there will be no income recognition and the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.

     When the exercisability of an option granted under the plan is accelerated upon a change of control, any excess on the date of the change in control of the fair market value of the shares subject to the option over the exercise price of such shares may be characterized as "parachute payments" (within the meaning of Section 280G of the Internal Revenue Code) if the sum of these amounts and any other contingent payments received by the employee exceeds an amount equal to three times the "base amount" for the employee. The base amount generally is the average of the annual compensation of the employee for the five years preceding the change in ownership or control. An "excess parachute payment" with respect to any employee is the excess of the present value of the parachute payments to the person, in the aggregate, over and above that person's base amount. If the amounts received by an employee upon a change in control are characterized as parachute payments, the employee will be subject to a 20 percent excise tax on the excess parachute payments, and we will be denied any deduction with respect to the excess parachute payments.

AWARDS TO BE GRANTED

     The compensation committee has approved the grant of non-qualified options to purchase a total of 1,873,732 shares of Class A common stock under the 2000 plan, to the persons and groups described in the table below and to take effect on April 12, 2000, if the plan is approved by our shareholders at our 2000 annual meeting. The per share exercise price of these options will be equal to the fair market value of a share of Class A common stock on April 11, 2000.

                        NEW PLAN BENEFITS UNDER THE
                     2000 INCENTIVE COMPENSATION PLAN

NAME AND POSITION                                               NUMBER OF OPTIONS
-----------------                                               -----------------
William E. Rowe
   President and Chief Executive Officer .....................          500,000
Brian J. Marlowe
   Chief Operating Officer and Executive Vice President ......          200,000
Charles L. Tilis
   Executive Vice President and President -
   Central Division ..........................................          112,000
All executive officers as a group ............................        1,386,000
All other employees as a group ...............................          487,732


VOTE REQUIRED

     The affirmative vote of the holders of a majority of the voting power present or represented at our annual meeting is required for approval of the 2000 Incentive Compensation Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE 2000 INCENTIVE COMPENSATION PLAN.


         PROPOSAL TO APPROVE THE 2000 DIRECTORS' STOCK OPTION PLAN

GENERAL

     The 2000 Directors' Stock Option Plan has been approved by our board, subject to the approval of the shareholders at our annual meeting. We believe that the plan promotes the interests of our company and our shareholders by strengthening our ability to attract, motivate and retain directors of experience and ability, and by encouraging the highest level of performance by providing directors with a proprietary interest in our financial success and growth. If the plan is not approved by our shareholders at the annual meeting, the options proposed to be granted under the plan will not be guaranteed. The primary features of the 2000 Directors' Stock Option Plan are summarized below. A copy of the 2000 Directors' Stock Option Plan is attached as Exhibit B and should be referred to for a complete statement of its terms.

ELIGIBILITY AND GRANTS

     Only non-employee directors of our company are eligible to participate in the plan. We currently have four non-employee directors who will be participants. If the plan is approved by our shareholders, it provides for the automatic grant to each participant on April 13, 2000, of an option to purchase 50,000 shares of our Class A common stock at a price per share equal to the closing price of our Class A common stock on April 12, 2000. If a non-employee director is added to our board after our 2000 but before our 2004 annual meeting of shareholders, the director will receive an option to purchase a pro rata number of shares of Class A common stock based upon the number of full calendar months between the date of grant and April 30, 2004, with an exercise price equal to the fair market value of a share of Class A common stock at the time the director joins our board. Subject to certain adjustment provisions described in the plan, the aggregate number of shares of common stock that may be acquired upon the exercise of options under the plan is 350,000. Any shares of our Class A common stock subject to an option that are not issued because the option is forfeited or cancelled may again be available for grant under the plan.


VESTING AND EXERCISE PERIODS

     The options granted to non-employee directors on the day following the 2000 annual meeting of shareholders will become exercisable in 25 percent annual increments beginning one year after grant, unless accelerated as described below. Options granted to additional non-employee directors who join our board before our 2004 annual meeting of shareholders will become exercisable in a manner that will cause all options to be fully exercisable on January 31, 2004, or at the time of grant, if later. In addition, the compensation committee may accelerate the exercisability of any option at
any time at its discretion.   If a non-employee director ceases to serve on
our board of directors for any reason, exercisable options granted under the plan must be exercised within one year from the date of termination of board service, unless otherwise provided in the stock option agreement with the director. The options expire and may not be exercised after January 31, 2005.

CHANGE OF CONTROL

     In the event of a change of control of our company, all outstanding options granted under the plan will become immediately exercisable.

     Within 30 days after a change of control or the approval by our board of directors of a transaction resulting in a change of control, the members of the compensation committee who were members immediately prior to the change of control (even if any of these individuals have been removed as members of the compensation committee or as directors) may act to:

     * require that all outstanding options be exercised on or before a specified date;

     * make adjustments to outstanding options to reflect the change of control;

     * provide for mandatory conversion of some or all of the outstanding options held by participants as of a date specified by the compensation committee, upon which each participant will receive a "change of control" payment. A "change of control" payment is one of the following, whichever is applicable:

          * a cash amount per share equal to the price per share to be paid to our shareholders in any merger, consolidation or other reorganization, less the exercise price of the option;

          * the price per share offered to our shareholders in any tender offer or exchange offer, less the exercise price of the option;

          * in all other events, the fair market value per share of common stock for which the options being converted are exercisable, as determined by the compensation committee as of the date determined by the compensation committee to be the date of conversion of the options, less the exercise price of the option; or

          * the issuance of replacement options to acquire the shares of stock or other property that the shareholders of our company received in the transaction.

EXERCISE PRICE

     The exercise price will be the fair market value of a share of our Class A common stock on the date of grant. Except for adjustments permitted in the plan to protect against dilution, the exercise price of an outstanding option may not be decreased after grant, nor may an option be surrendered to our company as consideration for the grant of a new option with a lower price. The exercise price may be paid:

     *    in cash;

     *    by check;

     * by delivery of shares of our Class A common stock, that (unless otherwise determined by the compensation committee) must have been held for at least six months; or

     * in such other manner as may be authorized from time to time by the compensation committee.

The compensation committee may permit participants simultaneously to exercise options and sell the shares of Class A common stock acquired pursuant to a brokerage or similar arrangement and use the proceeds from the sale as payment of the exercise price.

     On February 14, 2000, the closing sale price of a share of our Class A common stock, as reported on the Nasdaq National Market, was $4.47.

TRANSFERABILITY OF OPTIONS

     No option under the plan may be transferred, pledged, assigned or otherwise encumbered except:

     *    by will;

     *    by the laws of descent and distribution; or

     * if permitted by the compensation committee and so provided in the stock option agreement, pursuant to a domestic relations order or to immediate family members or to a partnership, limited liability company or trust for which the sole owners, members or beneficiaries are immediate family members.

ADJUSTMENT

     In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Class A common stock, the number of shares of Class A common stock then subject to the plan, including shares subject to options, will be adjusted in proportion to the change in outstanding shares of Class A common stock. Participants will have the same relative rights before and after these adjustments.

AMENDMENTS TO THE PLAN

     The Board may amend or discontinue the plan at any time. However, shareholder approval of an amendment will be necessary if the amendment would:

     * materially increase the benefits accruing to participants under the plan;

     * materially increase the number of shares of common stock that may be issued under the plan;

     * materially expand the classes of persons eligible to participate in the plan; or

     *    amend the plan to permit repricing of options.

No amendment or discontinuance of the plan may change or impair any previously granted incentive without the consent of the recipient.

FEDERAL TAX CONSEQUENCES

     Under existing federal income tax provisions, a director who receives stock options under the plan will not recognize any income, nor will our company be entitled to any tax deduction, in the year the option is granted. When a stock option is exercised, the non-employee director will recognize ordinary income in an amount equal to the excess of (1) the aggregate fair market value of the shares on the exercise date over (2) the exercise price paid for the shares. Our company will be entitled to a deduction in an amount equal to the amount includable in the income of the non-employee director, in the taxable year in which the non-employee director is required to recognize the income.

AWARDS TO BE GRANTED

     If our shareholders approve the 2000 Directors' Stock Option Plan at the annual meeting, non-qualified stock options will be granted under the plan on April 13, 2000, to the persons named in the table below. Additional non-employee directors who join our board while the plan is in effect will also receive options under the plan to the extent that shares remain available for issuance through the plan.

NAME                                       NUMBER OF OPTIONS
----                                       -----------------
Darwin C. Fenner ........................       50,000
John P. Laborde .........................       50,000
James W. McFarland ......................       50,000
Michael O. Read  ........................       50,000
All non-officer directors as a group ....      200,000

VOTE REQUIRED

     Approval of the plan by our shareholders requires the affirmative vote of the holders of a majority of the voting power present or represented at our annual meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE 2000 DIRECTORS' STOCK OPTION PLAN.


         PROPOSAL TO RATIFY THE RETENTION OF INDEPENDENT AUDITORS

     Upon the recommendation of our audit committee, the board of directors has approved the retention of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending October 31, 2000, which selection will be submitted to the shareholders for ratification. If the shareholders do not ratify the selection of PricewaterhouseCoopers LLP by the affirmative vote of holders of a majority of the voting power present or represented at our 2000 annual meeting, the selection will be reconsidered by the board.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions from shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE RETENTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 2000.

                               OTHER MATTERS

QUORUM AND VOTING OF PROXIES

     The presence, in person or by proxy, of a majority of our company's total voting power is necessary to constitute a quorum. If a quorum is present, (1) directors will be elected by plurality vote, and (2) the approval of the 2000 Incentive Compensation Plan, the approval of the 2000 Directors' Stock Option Plan and the ratification of the retention of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending October 31, 2000, will each require the affirmative vote of the holders of a majority of the voting power present or represented at the annual meeting. With respect to any matter that is properly brought before the meeting, other than the election of directors, abstentions will have the effect of a vote against the proposal, and broker non-votes will be counted as not present with respect to the proposal.

     All duly executed proxies received by us in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the nominees named above and in favor of the adoption of the 2000 Incentive Compensation Plan, the adoption of the 2000 Directors' Stock Option Plan and the proposal to ratify the retention of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending October 31, 2000.

     The board of directors does not know of any matters to be presented at our 2000 annual meeting other than those described herein. However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     Any shareholder who desires to present a proposal for inclusion in our proxy materials relating to our 2001 annual meeting must forward the proposal to our Secretary at the address shown on the first page of this Proxy Statement in time to arrive at our offices no later than November 1, 2000.

     All shareholder proposals must comply with Section 2.14 of our By-laws in order to be eligible for consideration at a shareholders' meeting. Our By-laws are filed with the SEC, and shareholders should refer to the By-laws for a complete description of the requirements. Any shareholder who wishes to present a proposal at our 2001 annual meeting must give us notice in advance of the meeting. The notice must be received by our Secretary no later than November 1, 2000, although this date will change in accordance with our By-laws if the date of our 2001 annual meeting is 30 calendar days earlier or later than April 12, 2001. The notice must contain (1) a complete and accurate description of the proposal; (2) a statement that the shareholder (or the shareholder's legal representative) intends to attend the meeting and present the proposal and that the shareholder intends to hold of record securities entitled to vote at the meeting through the meeting date; (3) the shareholder's name and address and the number of shares of our voting securities that the shareholder holds of record and beneficially as of the notice date; and (4) a complete and accurate description of any material interest of the shareholder in the proposal.


                        BY ORDER OF THE BOARD OF DIRECTORS


                                /S/ Loralice A. Trahan

                                  Loralice A. Trahan
                                       Secretary

Metairie, Louisiana
March 1, 2000

                                    PROXY
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           STEWART ENTERPRISES, INC.



        The undersigned hereby appoints  Frank B. Stewart, Jr.,  William
   E. Rowe and Kenneth C. Budde, or any one or more of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of Stewart Enterprises, Inc. held of record by the undersigned on February 18, 2000 at the Annual Meeting of Shareholders to be held on April 12, 2000, or any adjournment thereof.


                          (Please See Reverse Side)


------------------------------------------------------------------------------
                          ^ FOLD AND DETACH HERE ^

                                                        Please mark
                                                        your votes as
                                                        indicated in  [ X ]
                                                        this example

1. To elect Class 1 Directors
                FOR all nominees listed below      [   ]
                (except as marked to the
                contrary below)

                WITHHOLD AUTHORITY
                to vote for all nominees           [   ]
                listed below


INSTRUCTIONS: To withhold authority to vote for any individual nominee,
              ---------------------------------------------------------
strike a line through the nominee's name in the list below:
-----------------------------------------------------------

William E. Rowe
Michael O. Read



2. Proposal to approve the adoption of the 2000 Incentive Compensation
   Plan

      FOR               AGAINST                 ABSTAIN
     [   ]               [   ]                   [   ]


3. Proposal to approve the 2000 Directors' Stock Option Plan

      FOR               AGAINST                 ABSTAIN
     [   ]               [   ]                   [   ]

4. Proposal to ratify the retention of PriceWaterhouseCoopers LLP certified public accountants, as independent auditors for the fiscal year ending October 31, 2000

      FOR               AGAINST                 ABSTAIN
     [   ]               [   ]                   [   ]

5. In their discretion to vote upon such other business as may properly come before the meeting or any adjourment thereof.


The Board of Directors recommends that you vote FOR the nominees and the proposals listed above. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the nominees and the proposals.


DATED:                       , 2000
      -----------------------

--------------------------------
  (SIGNATURE OF SHAREHOLDER)


--------------------------------
  (SIGNATURE IF HELD JOINTLY)


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

------------------------------------------------------------------------------
                          ^ FOLD AND DETACH HERE ^

                                                              EXHIBIT A

                         STEWART ENTERPRISES, INC.
                     2000 INCENTIVE COMPENSATION PLAN

     1. PURPOSE. The purpose of the 2000 Incentive Compensation Plan (the "Plan") of Stewart Enterprises, Inc. ("Stewart") is to increase shareholder value and to advance the interests of Stewart and its subsidiaries (collectively, the "Company") by furnishing a variety of equity incentives (the "Incentives") designed to attract, retain and motivate key employees and officers and to strengthen the mutuality of interests between such employees and officers and Stewart's shareholders. Incentives may consist of opportunities to purchase or receive shares of Stewart's Class A common stock, no par value per share (the "Common Stock"), on terms determined under the Plan. As used in the Plan, the term "subsidiary" means any corporation of which Stewart owns (directly or indirectly) within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), 50 percent or more of the total combined voting power of all classes of stock. Any Incentives granted hereunder prior to approval of the Plan by the shareholders of Stewart, shall be granted subject to such approval.

     2.   ADMINISTRATION.

          2.1 COMPOSITION. The Plan shall be administered by the compensation committee of the Board of Directors of Stewart, or by a subcommittee of the compensation committee. The committee or subcommittee that administers the Plan shall hereinafter be referred to as the "Committee". The Committee shall consist of not fewer than two members of the Board of Directors, each of whom shall (a) qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), as currently in effect or any successor rule, and (b) qualify as an "outside director" under Section 162(m) of the Code and the regulations thereunder.

          2.2 AUTHORITY. The Committee shall have plenary authority to award Incentives under the Plan, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to enter into agreements with or provide notices to participants as to the terms of the Incentives (the "Incentive Agreements") and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Committee may delegate its authority hereunder to the extent provided in Section 3 hereof.

     3. ELIGIBLE PARTICIPANTS. Key employees and officers of the Company (including officers who also serve as directors of the Company) shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the 1934 Act or Section 162(m) of the Code, the Committee may delegate to appropriate personnel of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to determine or modify performance objectives for those participants.

     4. SHARES SUBJECT TO THE PLAN. The shares of Common Stock with respect to which Incentives may be granted under the Plan shall be subject to the following:

          4.1 TYPE OF COMMON STOCK. The shares of Common Stock with respect to which Incentives may be granted under the Plan shall be currently authorized but unissued shares or shares currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

          4.2 MAXIMUM NUMBER OF SHARES. Subject to the following provisions of this subsection 4, the maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 3,000,000 shares of Common Stock.

          4.3 SHARE COUNTING. If permitted by the Plan and the Committee, any Incentive may be settled in cash rather than Common Stock. To the extent any shares of Common Stock covered by an Incentive are not delivered to a participant or beneficiary because the Incentive is forfeited or cancelled, or the shares of Common Stock are not delivered because the Incentive is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. If the exercise price of any stock option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

          4.4 LIMITATIONS ON NUMBER OF SHARES. Subject to Section 4.5, the following additional limitations are imposed under the Plan:

               (a) The maximum number of shares of Common Stock that may be issued upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code shall be 3,000,000 shares. The net share counting provisions of Section
          4.3 shall not apply to incentive stock options.

               (b) The maximum number of shares of Common Stock that may be covered by Incentives granted under the Plan to any one individual during any one calendar-year period shall be 1,500,000.

               (c) The maximum number of shares of Common Stock that may be issued as restricted stock or Other Stock-Based Awards shall be 100,000 shares.

               (d) If, after shares have been earned under an Incentive, the delivery is deferred, any additional shares attributable to dividends during the deferral period shall be disregarded for purposes of the limitations of this Section 4.

          4.5 ADJUSTMENT. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, all limitations on numbers of shares of Common Stock provided in this Section 4 and the number of shares of Common Stock subject to outstanding Incentives shall be adjusted in proportion to the change in outstanding shares of Common Stock. In addition, in the event of any such change in the Common Stock, the Committee shall make any other adjustment that it determines to be equitable, including adjustments to the exercise price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive in order to provide participants with the same relative rights before and after such adjustment.

     5. STOCK OPTIONS. A stock option is a right to purchase shares of Common Stock from Stewart. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

          5.1 PRICE. The exercise price per share shall be determined by the Committee, subject to adjustment under Section 4.5; provided that in no event shall the exercise price be less than the Fair Market Value of a share of Common Stock on the date of grant, except in the case of a stock option granted in assumption of or in substitution for an outstanding award of a company acquired by the Company or with which the Company combines.

          5.2 NUMBER. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to the limitations and adjustments provided in Section 4 hereof.

          5.3 DURATION AND TIME FOR EXERCISE. Subject to earlier termination as provided in Section 8.4 and 8.12, the term of each stock option shall be determined by the Committee. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. The Committee may accelerate the exercisability of any stock option at any time.

          5.4 REPURCHASE. Upon approval of the Committee, the Company may repurchase all or a portion of a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of cash or Common Stock or a combination thereof with a value equal to the amount per share by which: (a) the Fair Market Value (as defined in Section 8.11) of the Common Stock subject to the option on the business day immediately preceding the date of purchase exceeds (b) the exercise price.

          5.5 MANNER OF EXERCISE. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid by (a) cash; (b) uncertified or certified check; (c) delivery of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised and, unless otherwise determined by the Committee, shall have been held by the optionee for at least six months; (d) if permitted by the Committee, delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company (with a copy to the Company) to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price; or (e) in such other manner as may be authorized from time to time by the Committee. In the case of delivery of an uncertified check upon exercise of a stock option, no shares shall be issued until the check has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

          5.6 REPRICING. Except for adjustments pursuant to Section 4.5, the exercise price for any outstanding option granted under the Plan may not be decreased after the date of grant nor may an outstanding option granted under the Plan be surrendered to the Company as consideration for the grant of a new option with a lower exercise price.

          5.7 INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

               (a) Any incentive stock option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options;

               (b) All incentive stock options must be granted within ten years from the date on which this Plan was adopted by the Board of Directors;

               (c) Unless sooner exercised, all incentive stock options shall expire no later than ten years after the date of grant;

               (d) No incentive stock option shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation; and

               (e) The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of the Company) shall not exceed $100,000. To the extent that such limitation is exceeded, such options shall not be treated, for federal income tax purposes, as incentive stock options.

     6.   RESTRICTED STOCK.

          6.1 GRANT OF RESTRICTED STOCK. The Committee may award shares of restricted stock to such key employees as the Committee determines to be eligible pursuant to the terms of Section 3. An award of restricted stock may be subject to the attainment of specified performance goals or targets, restrictions on transfer, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as performance based compensation under Section 162(m) of the Code, it must meet the additional requirements imposed thereby.

          6.2 THE RESTRICTED PERIOD. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted (the "Restricted Period"). Each award of restricted stock may have a different Restricted Period. A Restricted Period of at least three years is required, except that if vesting of the shares is subject to the attainment of specified performance goals, a Restricted Period of one year or more is permitted. Unless otherwise provided in the Incentive Agreement, the Committee may in its discretion declare the Restricted Period terminated upon a participant's death, disability, retirement or involuntary termination and permit the sale or transfer of the restricted stock. The expiration of the Restricted Period shall also occur as provided under Section 8.12 upon a Change of Control of the Company.

          6.3 ESCROW. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

          The transferability of this certificate and the shares of Common Stock represented by it is subject to the terms and conditions (including conditions of forfeiture) contained in the Stewart Enterprises, Inc. 2000 Incentive Compensation Plan (the "Plan") and an agreement entered into between the registered owner and Stewart Enterprises, Inc. thereunder. Copies of the Plan and the agreement are on file and available for inspection at the principal office of the Company.

          6.4 DIVIDENDS ON RESTRICTED STOCK. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

          6.5 FORFEITURE. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and the certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to
     Section 4.5 due to a recapitalization, stock split or other change in capitalization.

          6.6 EXPIRATION OF RESTRICTED PERIOD. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in Section 6.2 and in the Incentive Agreement or an amendment thereto, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends other than those required by law, to the participant or the participant's estate, as the case may be.

          6.7 RIGHTS AS A SHAREHOLDER. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.

          6.8 PERFORMANCE-BASED RESTRICTED STOCK. The Committee shall determine at the time of grant if a grant of restricted stock is intended to qualify as "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such grant shall be conditioned on the achievement of one or more performance measures. The performance measures pursuant to which the restricted stock shall vest shall be any or a combination of the following: earnings per share, return on assets, an economic value added measure, stockholder return, earnings, return on equity, return on investment, cash provided by operating activities or increase in cash flow of the Company, a division of the Company or a subsidiary. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. For grants of restricted stock intended to qualify as "performance-based compensation," the grants of restricted stock and the establishment of performance measures shall be made during the period required under Section 162(m).

     7.   OTHER STOCK-BASED AWARDS.

          7.1 GRANT OF OTHER STOCK-BASED AWARDS. The Committee is authorized to grant "Other Stock-Based Awards," which shall consist of awards the value of which is based in whole or in part on the value of shares of Common Stock, that is not an instrument or award specified in Sections 5 or 6 of the Plan. Other Stock-Based Awards may be awards of shares of Common Stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock ), as deemed by the Committee consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of any such Other Stock-Based Award and may provide that such awards would be payable in whole or in part in cash. An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of the Plan. To the extent that an Other Stock-Based Award is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, it must meet the additional requirements imposed thereby.

          7.2 PERFORMANCE-BASED OTHER STOCK-BASED AWARDS. The Committee shall determine at the time of grant if the grant of an Other Stock-Based Award is intended to qualify as "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such grant shall be conditioned on the achievement of one or more performance measures. The performance measures pursuant to which the Other Stock-Based Award shall vest shall be any or a combination of the following: earnings per share, return on assets, an economic value added measure, stockholder return, earnings, return on equity, return on investment, cash provided by operating activities or increase in cash flow of the Company, a division of the Company or a subsidiary. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. For grants of Other Stock-Based Awards intended to qualify as "performance-based compensation," the grants of Other Stock-Based Awards and the establishment of performance measures shall be made during the period required under Section 162(m) of the Code.


     8.   GENERAL.

          8.1 DURATION. Subject to Section 8.10, the Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

          8.2 TRANSFERABILITY OF INCENTIVES. No Incentive granted hereunder may be transferred, pledged, assigned or otherwise encumbered by the holder thereof except:

               (a)  by will;

               (b) by the laws of descent and distribution;

               (c) in the case of stock options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) pursuant to a domestic relations order, as defined in the Code, (ii) to Immediate Family Members, (iii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the only partners, (iv) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the only members, or (v) to a trust for the sole benefit of Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a non-qualified stock option.

     Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Incentive, or levy of attachment or similar process upon the Incentive not specifically permitted herein, shall be null and void and without effect.

          8.3 DIVIDEND EQUIVALENTS. In the sole and complete discretion of the Committee, an Incentive may provide the holder thereof with dividends or dividend equivalents, payable in cash, shares, other securities or other property on a current or deferred basis.

          8.4 EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH. In the event that a participant ceases to be an employee of the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee in the Incentive Agreement.

          8.5 ADDITIONAL CONDITION. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          8.6 INCENTIVE AGREEMENTS. The terms of each Incentive shall be stated in an agreement or notice approved by the Committee.

          8.7 WITHHOLDING.

               (a) The Company shall have the right to withhold from any payments or stock issuances under the Plan, or to collect as a condition of payment, any taxes required by law to be withheld.

               (b) Any participant may, but is not required to, satisfy his or her withholding tax obligation in whole or in part by electing (the "Election") to have the Company withhold from the shares the participant otherwise would receive shares of Common Stock having a value equal to the minimum amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the "Tax Date"). Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive.

          8.8 NO CONTINUED EMPLOYMENT. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

          8.9 DEFERRAL PERMITTED. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive Agreement. Payment may be deferred at the option of the participant if provided in the Incentive Agreement.

         8.10 AMENDMENT OR DISCONTINUANCE OF THE PLAN. The Board may amend or discontinue the Plan at any time; provided, however, that no such amendment may

               (a) without the approval of the shareholders, (i) increase, subject to adjustments permitted herein, the maximum number of shares of Common Stock that may be issued through the Plan, (ii) materially increase the benefits accruing to participants under the Plan (iii) materially expand the classes of persons eligible to participate in the Plan, or (iv) amend Section 5.6 to permit repricing of options, or

               (b) materially impair, without the consent of the recipient, an Incentive previously granted, except that the Company retains all rights under Section 8.12 hereof.

         8.11 DEFINITION OF FAIR MARKET VALUE. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the day preceding the date as of which fair market value is to be determined,
     (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the day preceding the date as of which fair market value is to be determined, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

         8.12 CHANGE OF CONTROL.

               (a) A Change of Control shall mean:

                    (i) the acquisition by any individual, entity or group
               (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 30 percent of the outstanding shares of Stewart's Class A Common Stock, no par value per share (the "Common Stock"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of
               Control:

                         (A) any acquisition of Common Stock directly from
                    Stewart,

                         (B) any acquisition of Common Stock by Stewart,

                         (C) any acquisition of Common Stock by any
                    employee benefit plan (or related trust) sponsored or maintained by Stewart or any corporation controlled by Stewart, or

                         (D) any acquisition of Common Stock by any
                    corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) of this Section 8.12(a); or

                    (ii) individuals who, as of the date this Plan was
               adopted by the Board of Directors (the "Approval Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by Stewart's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

                    (iii) consummation of a reorganization, merger or
               consolidation (including a merger or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of Stewart (a "Business Combination"), in each case, unless, following such Business Combination,

                         (A) all or substantially all of the individuals
                    and entities who were the beneficial owners of Stewart's outstanding common stock and Stewart's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50 percent of the then outstanding shares of common stock, and more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (A) and paragraphs (B) and (C), shall include a corporation which as a result of such transaction owns Stewart or all or substantially all of Stewart's assets either directly or through one or more subsidiaries), and

                         (B) except to the extent that such ownership
                    existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of Stewart or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20 percent or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20 percent or more of the combined voting power of the then outstanding voting securities of such corporation, and

                         (C) at least a majority of the members of the
                    board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                    (iv) approval by the shareholders of Stewart of a plan
               of complete liquidation or dissolution of Stewart.

               (b) Upon a Change of Control, or immediately prior to the closing of a transaction that will result in a Change of Control if consummated, all outstanding Incentives granted pursuant to the Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by Stewart without the necessity of action by any person.

               (c) No later than 30 days after the approval by the Board of a Change of Control of the types described in subsections (iii) or (iv) of Section 8.12(a) and no later than 30 days after a Change of Control of the type described in subsections (i) and
          (ii) of Section 8.12(a), the Committee (as the Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), acting in its sole discretion without the consent or approval of any participant, may act to effect one or more of the alternatives listed below and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

                    (i) require that all outstanding options be exercised
               on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised options shall terminate,

                    (ii) make such equitable adjustments to Incentives then
               outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary),

                    (iii) provide for mandatory conversion of some or all
               of the outstanding options held by some or all participants as of a date, before or after such Change of Control, specified by the Committee, in which event such options shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such option, as defined and calculated below, over the exercise price(s) of such options or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value equal to such excess, or

                    (iv) provide that thereafter upon any exercise of an
               option the participant shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock then covered by such option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the participant would have been entitled pursuant to the terms of the agreement providing for the reorganization, merger, consolidation or asset sale, if, immediately prior to such Change of Control, the participant had been the holder of record of the number of shares of Common Stock then covered by such options.

                    (v) For the purposes of paragraph (iii) of this Section
               8.12(c) the "Change of Control Value" shall equal the amount determined by whichever of the following items is applicable:

                         (A) the per share price to be paid to stockholders
                    of Stewart in any such merger, consolidation or other reorganization,

                         (B) the price per share offered to stockholders of
                    Stewart in any tender offer or exchange offer whereby a Change of Control takes place,

                         (C) in all other events, the Fair Market Value per
                    share of Common Stock into which such options being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of such options, or

                         (D) in the event that the consideration offered to
                    stockholders of Stewart in any transaction described in this Section 8.12 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

                                                       EXHIBIT B
                         STEWART ENTERPRISES, INC.
                     2000 DIRECTORS' STOCK OPTION PLAN


1.   PURPOSE OF THE PLAN.

     The purpose of the Stewart Enterprises, Inc. 2000 Directors' Stock Option Plan is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract, motivate and retain Directors of experience and ability, and to encourage the highest level of Directors' performance by providing Directors with a proprietary interest in the Company's financial success and growth.

2.   DEFINITIONS.

     2.1  "Board" means the Board of Directors of the Company.

     2.2 "Committee" means the Compensation Committee of the Board or a subcommittee thereof as shall be appointed by the Board from time to time. The Committee shall consist of two or more members of the Board none of whom shall be Employees of the Company.

     2.3  "Common Stock" means the Class A common stock of the Company.

     2.4 "Company" means Stewart Enterprises, Inc., a Louisiana corporation.

     2.5  "Director" means a member of the Board who is not an Employee.

     2.6 "Employee" means any employee of the Company, or any of its present or future parent or subsidiary corporations.

     2.7 "Fair Market Value" means (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the day preceding the date as of which fair market value is to be determined, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the day preceding the date as of which fair market value is to be determined, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

     2.8  "Participant" means each Director.

     2.9 "Option" means a stock option that does not satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

     2.10 "Plan" means the Stewart Enterprises, Inc. 2000 Directors' Stock Option Plan as set forth herein and as amended from time to time.

3.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

     Subject to the adjustment provisions of Section 7, the aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options under the Plan is 350,000 shares of Common Stock. Such shares may be either authorized but unissued shares or shares issued and thereafter acquired by the Company. To the extent any shares of Common Stock subject to an Option are not issued because the Option is forfeited or cancelled, such shares shall again be available for grant pursuant to Options granted under the Plan.

4.   ADMINISTRATION OF THE PLAN.

     4.1 The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and, subject to its provisions, to prescribe, amend and rescind rules and to make all other determinations necessary for the Plan's administration.

     4.2 All action taken by the Committee in the administration and interpretation of the Plan shall be final and binding upon all parties. No member of the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Option.

5.   GRANT OF OPTIONS.

     5.1 Each Director shall automatically be granted an Option to acquire 50,000 shares of Common Stock on the day following the 2000 annual meeting of shareholders of the Company. Each person who becomes a Director after the 2000 annual meeting of shareholders, but prior to the 2004 annual meeting of shareholders, shall be granted an Option to acquire a pro rata number of shares of Common Stock calculated as follows:

                        Number of full calendar months between the date
    50,000      X       the person becomes a Director and April 30, 2004
                       --------------------------------------------------
                                             48

     5.2 In the event shares remain available for issuance under Section 3 hereof, because of cancellation or forfeiture of Options or because all available shares have not been utilized for grants to new Directors, Options with respect to the remaining shares may be granted to Directors in the discretion of the Committee and shall be exercisable and shall terminate as determined by the Committee.

6.   TERMS AND CONDITIONS OF OPTIONS.

     6.1 Unless exercisability is accelerated as provided in Sections 6.4 and 8.2 hereof, the Options shall become exercisable in 25 percent annual increments beginning one year following the date of grant. In the case of Options granted to persons who become Directors after the 2000 annual meeting of shareholders, the exercisability terms shall be such that, subject to Section 6.5 hereof, the Options shall be fully exercisable for a period of at least one year prior to the termination date provided in
Section 6.2.

     6.2 Unless terminated earlier as provided in Section 6.5 or 8.3, the Options shall expire and terminate on January 31, 2005.

     6.3 The exercise price of the Options granted to Directors shall be equal to the Fair Market Value, as defined herein, of a share of Common Stock on the date of grant.

     6.4 The Committee may accelerate the exercisability of any Option at any time in its discretion.

     6.5 In the event a Director ceases to serve on the Board of Directors of the Company for any reason, the Options granted hereunder must be exercised, to the extent otherwise exercisable at the time of termination of Board service, within one year from the date of termination of Board service. Options that are not exercisable at the time of termination of Board service shall be forfeited.

     6.6 An Option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid (a) in cash; (b) by uncertified or certified check; (c) by delivery of shares of Common Stock, which shares shall be valued for this purpose at their Fair Market Value on the date such option is exercised, and, unless otherwise determined by the Committee, shall have been held by the Participant for at least six months; or (d) in such other manner as may be authorized from time to time by the Committee. The Committee may also permit Participants, either on a selective or aggregate basis, simultaneously to exercise options and sell the shares of Common Stock acquired pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the exercise price. In the case of delivery of an uncertified check upon exercise of a stock option, no shares shall be issued until the check has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of an Option, a Participant shall have no rights as a shareholder.

     6.7 Except for adjustments pursuant to Section 7, the exercise price for any outstanding Option granted under the Plan may not be decreased after the date of grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price.

7.   ADJUSTMENT PROVISIONS.

     In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, all limitations on numbers of shares of Common Stock provided in the Plan, and the number of shares subject to outstanding Options, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any Option shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide Participants with the same relative rights before and after such adjustment.

8.   CHANGE OF CONTROL.

     8.1  A Change of Control shall mean:

          (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "1934 Act") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 30 percent of the outstanding shares of the Common Stock; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control:

               (i) any acquisition of Common Stock directly from the Company,

               (ii) any acquisition of Common Stock by the Company,

               (iii) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

               (iv) any acquisition of Common Stock by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 8.1; or

          (b) individuals who, as of the date the Plan was adopted by the Board of Directors (the "Approval Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

          (c) consummation of a reorganization, merger or consolidation (including a merger or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination,

               (i) all or substantially all of the individuals and entities who were the beneficial owners of the Company's outstanding common stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50 percent of the then outstanding shares of common stock, and more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (i) and paragraphs (ii) and (iii), shall include a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), and

               (ii) except to the extent that such ownership existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20 percent or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20 percent or more of the combined voting power of the then outstanding voting securities of such corporation, and

               (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

     8.2 Upon a Change of Control, or immediately prior to the closing of a transaction that will result in a Change of Control if consummated, all outstanding Options granted pursuant to the Plan shall automatically become fully exercisable.

     8.3 No later than 30 days after the approval by the Board of a Change of Control of the types described in Sections 8.1(c) or (d) and no later than 30 days after a Change of Control of the types described in Sections 8.1(a) or (b), the Committee (as the Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), acting in its sole discretion without the consent or approval of any Participant may act to effect one or more of the alternatives listed below, and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

          (a) require that all outstanding Options be exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date any unexercised portion of the Option shall terminate,

          (b) make such equitable adjustments to the Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary), or

          (c) provide for mandatory conversion of some or all of the outstanding Options held by some or all Participants as of a date before or after such Change of Control, in which event such Options shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such participant an amount in cash equal to the excess, if any, of the Change of Control Value of the shares subject to such Options, as defined and calculated below, over the exercise price of such Options, or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value equal to such excess,

          (d) provide that thereafter, upon any exercise of all or part of an Option, the Participant shall be entitled to purchase under the Option, in lieu of the number of shares of Common Stock then covered by the Option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Participant would have been entitled pursuant to the terms of the agreement providing for the reorganization, merger, consolidation or asset sale, if, immediately prior to such Change of Control, the Participant had been the holder of record of the number of shares of Common Stock then covered by the Option.

     8.4 For the purposes of paragraph (c) of Section 8.3 "Change of Control Value" shall be the amount determined by whichever of the following items is applicable:

          (a) the per share price to be paid to stockholders of Stewart in any such merger, consolidation or other reorganization,

          (b) the price per share offered to stockholders of Stewart in any tender offer or exchange offer whereby a Change of Control takes place, or

          (c) in all other events, the Fair Market Value per share of Common Stock into which such Options being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of the Options.

          (d) In the event that the consideration offered to stockholders of Stewart in any transaction described in this Section 8.4 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

9.   GENERAL PROVISIONS.

     9.1 Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a Director or affect the right of the Company to terminate the services of any Participant.

     9.2 No shares of Common Stock will be issued or transferred pursuant to an Option unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the exercise of an Option, the Company may require the Participant to take any reasonable action to meet such requirements.

     9.3 No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

     9.4 No Options granted hereunder may be transferred, pledged, assigned or otherwise encumbered by an optionee except:

          (a) by will;

          (b) by the laws of descent and distribution; or

          (c) if permitted by the Committee and so provided in the Option or an amendment thereto, (i) pursuant to a domestic relations order, as defined in the Code, (ii) to Immediate Family Members, (iii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the sole partners, (iv) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the sole members, or (v) to a trust for the benefit solely of Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the optionee and their spouses.

     Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or levy of attachment, or similar process upon an Option not specifically permitted herein, shall be null and void and without effect.

     9.5 Each Option shall be evidenced by a written instrument, including terms and conditions consistent with the Plan, as the Committee may determine.

10.  AMENDMENT OR DISCONTINUANCE OF THE PLAN.

     The Board may amend or discontinue the Plan at any time; provided, however, that no such amendment may

          (a) without the approval of the shareholders, (i) increase, subject to adjustments permitted herein, the maximum number of shares of Common Stock that may be issued through the Plan, (ii) materially increase the benefits accruing to participants under the Plan or (iii) materially expand the classes of persons eligible to participant in the Plan, or (iv) amend Section 6.7 to permit repricing of Options, or

          (b) materially impair, without the consent of the recipient, an Option previously granted, except that the Company retains all rights under Section 8. hereof.

11.  EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

     This Plan shall become effective upon adoption by the Board, subject to approval by the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the subject at the 2000 annual meeting of shareholders of the Company.